EXHIBIT 10.105.1

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                      DATED 31 DECEMBER 2002

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                  FASHION RESOURCE (TCL), INC. (1)

                                AND

          UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (2)

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                   CONDITIONAL CONSENT AGREEMENT

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                      BARLOW LYDE & GILBERT
                            24TH FLOOR
                     NINE QUEEN'S ROAD CENTRAL
                            HONG KONG



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THIS AGREEMENT is made the 31st day of December, 2002,


BETWEEN:

(1) FASHION RESOURCE (TCL), INC. a company incorporated under the laws of the state of California in the United States of America whose registered office is at 3151 East Washington Boulevard, Los Angeles, Ca 90023, USA ("FRI");

(2) UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION in its capacity as trustee for the Beneficiaries ("UPS").


WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "LETTER OF CREDIT FACILITY AGREEMENT") entered into on 13th June 2002 by and between Tarrant Company Limited, Marble Limited and Trade Link Holdings Limited (the "BORROWERS") and the Beneficiaries, UPS agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under the terms of a Guarantee and Security Agreement entered into on 13th June 2002 by FRI and Tarrant Apparel Group in favour of UPS (the "GUARANTEE AND SECURITY AGREEMENT"), FRI agreed to unconditionally guarantee (jointly and severally with Tarrant Apparel Group) to UPS the punctual payment, performance and discharge of all obligations on the part of each of the Borrowers to be paid, performed or discharged, whether directly or indirectly, under or pursuant to the terms of the Letter of Credit Facility Agreement, upon the terms and subject to the conditions set out therein.

(C) Under the terms of a charge over shares (the "CHARGE OVER SHARES") executed on 13th June 2002 by FRI in favour of UPS, FRI charged by way of a first fixed charge the Securities (including the Shares) to UPS as continuing security for its obligations under the Guarantee and Security Agreement.

(D) Under the terms of the Charge Over Shares, FRI deposited with UPS the original share certificates in respect of the Original Securities and undertook not to assign, deal with or dispose of all or any part of the Securities, unless UPS otherwise agreed in writing.

(E) FRI wishes to sell and transfer the Shares to Machrima Luxembourg International SARL ("MACHRIMA"), an affiliated company incorporated under the laws of Luxembourg, and has requested UPS's consent to such sale and transfer, and UPS has agreed to grant its consent to such sale and transfer upon and subject to the terms and conditions set out in this Agreement.


IT IS AGREED as follows:

1.       INTERPRETATION

1.1 In this Agreement, including the Schedules, the following words and expressions shall


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(except where the context otherwise requires) have the following meanings:-

         "Beneficiaries"                    UPS,  the Agent (as  defined  in the
                                            Letter of Credit Facility Agreement)
                                            and each of the Banks (as defined in
                                            the   Letter  of   Credit   Facility
                                            Agreement);

         "Guarantors"                       each of Tarrant  Apparel Group,  FRI
                                            and Mr Gerard Guez;

         "Hong Kong"                        the Hong Kong Special Administrative
                                            Region of the People's  Republic  of
                                            China;

         "Original Securities"              shall   have  the  same  meaning  as
                                            defined  in the  Charge Over  Shares
                                            (which, for  the avoidance of doubt,
                                            shall include the Shares);

         "Securities"                       shall  have  the  same   meaning  as
                                            defined  in  the Charge Over Shares;
                                            and

         "Shares"                           the shares  and securities listed in
                                            Schedule 1.

1.2 In this Charge references to "Clauses" and "Schedules" are to clauses of and schedules to this Charge. Clause headings are inserted for reference only and shall be ignored in construing this Charge.

1.3 References herein to gender or the neuter include both genders and the neuter. References herein to the singular include the plural and vice versa.

2.       CONDITIONAL CONSENT

2.1 Subject to Clause 2.1, UPS shall consent to the sale and transfer by FRI to Machrima of all FRI's legal and beneficial interest in the Shares.

2.2 UPS's consent, as referred to in Clause 2.1, shall be strictly subject to and conditional upon each of the following conditions being fulfilled (to the satisfaction of UPS in its sole and absolute discretion), or waived in writing by UPS, on or prior to 31st January 2003 (or such later date as may be agreed in writing between UPS and FRI):-

         2.2.1 the due and proper execution by Machrima of a guarantee (in such form and containing such terms and conditions as shall be acceptable to UPS in its sole and absolute discretion) in favour of UPS, under which Machrima shall absolutely and unconditionally guarantee the obligations of the Borrowers under the Letter of Credit Facility Agreement (the "MACHRIMA GUARANTEE"), and the delivery of the same by Machrima to UPS;

         2.2.2 the due and proper execution by Machrima of a charge over shares (in such form and containing such terms and conditions as shall be acceptable to UPS in its sole and absolute discretion) in favour of UPS, under which Machrima shall charge by way of first fixed charge the Shares to UPS as a continuing security for the due and punctual performance and observance by Machrima of its obligations under the Machrima Guarantee (the "MACHRIMA CHARGE OVER


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                  SHARES"), and the delivery of the same by Machrima to UPS;

         2.2.3 the issue of a legal opinion (in such form and containing such terms and conditions as shall be acceptable to UPS in its sole and absolute discretion) by a duly qualified Luxembourg counsel (acceptable to UPS in its sole and absolute discretion) as to the due execution, delivery and enforceability of the Machrima Guarantee and the Machrima Charge Over Shares;

         2.2.4 the re-affirmation by each of the Guarantors (in such form and containing such terms and conditions as shall be acceptable to UPS in its sole and absolute discretion) of the guarantees previously delivered by each such Guarantor in favour of UPS; and

         2.2.5 the execution by each of the parties to the Letter of Credit Facility Agreement of a deed of variation (in such form and containing such terms and conditions as shall be acceptable to UPS in its sole and absolute discretion) for the purposes of making consequential amendments to the Letter of Credit Facility Agreement resulting from the change of the legal and beneficial ownership of the Shares and the interposition of Machrima as the intermediate holding company of the Borrowers (the "DEED OF VARIATION").

2.3 If the conditions set out in Clause 2.2 are not fulfilled (to the satisfaction of UPS in its sole and absolute discretion), or waived in writing by UPS, on or before 31st January 2003 (or such later date as may be agreed in writing between UPS and FRI), then:-

         2.3.1 UPS shall not be required or deemed to give its consent to the sale and transfer of the Shares, as referred to in Clause 2.1, and FRI shall continue to be bound by the terms of the Charge Over Shares (including without limitation its undertaking not to assign, deal with or dispose of all or any part of the Securities); and

         2.3.2 If Machrima or any of the Borrowers or the Guarantors have failed to execute or deliver any of the items or documents which they are required to execute or deliver as referred to in Sub-clauses 2.2.1, 2.2.2, 2.2.4 or 2.2.5, then an Event of Default (as defined in the Letter of Credit Facility Agreement) shall be deemed to have occurred under the terms of the Letter of Credit Facility Agreement (and each of the Borrowers and Guarantors, by acknowledging and accepting the terms of this Agreement, hereby acknowledges and agrees that an Event of Default shall be deemed to have occurred under the terms of the Letter of Credit Facility Agreement).

3.       GRANTING OF CONSENT

3.1 Upon the fulfilment (to the satisfaction of UPS in its sole and absolute discretion), or the waiver in writing by UPS, of the conditions set out in Clause 2.2, on or prior to 31st January 2003 (or such later date as may be agreed in writing between UPS and FRI), the parties shall procure that the following matters, inter alia, shall be effected on or prior to the date fixed (and agreed by UPS) for the completion of the transfer of the Shares:-

         3.1.1 UPS shall deliver the original share certificates in respect of the Shares (in the


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                  names of FRI and its  nominee)  to the  secretary  of  Tarrant
                  Company Limited for cancellation, provided that such share certificates shall be held by the secretary in escrow pending
                  their   cancellation  and  pending  the  issue  of  new  share
                  certificates in the name of Machrima and its nominee and the delivery of the same to UPS in accordance with Sub-clause 3.1.2;

         3.1.2 the secretary of Tarrant Company Limited shall issue new share certificates in respect of the Shares in the names of Machrima and its nominee, and shall be irrevocably instructed by Machrima to deliver the new share certificates directly to UPS under and pursuant to the Machrima Charge Over Shares; and

         3.1.3 upon UPS being satisfied that its security interest in the Shares under the Machrima Charge Over Shares has been perfected, UPS shall release and discharge the Charge Over Shares and the security thereby created.

4.       LAW AND JURISDICTION

4.1 This Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of Hong Kong.

4.2 Each of the parties to this Agreement agrees that the courts of Hong Kong shall have non-exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts.

IN WITNESS WHEREOF the parties have executed this Agreement the day and year first before written.


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                             SCHEDULE 1: THE SHARES



REGISTERED HOLDER                  NUMBER OF ORDINARY SHARES       CERTIFICATE
                                       OF HK$1.00 EACH IN              NO(S)
                                    TARRANT COMPANY LIMITED
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Fashion Resource (TCL), Inc.                599,999                   - 19 -

Gerard Rose                                       1                   - 17 -
(Alias: Gerard Guez)

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Signed by   /s/ PATRICK CHOW                         )
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For and on behalf of                                 )
FASHION RESOURCE (TCL), INC.                         )
in the presence of:        ANTONIO SILVA             )
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Signed by                                            )
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For and on behalf of                                 )
UPS CAPITAL GLOBAL                                   )
TRADE FINANCE CORPORATION                            )
in the presence of:                                  )
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ACKNOWLEDGED AND AGREED BY :


/S/ EDDY YUEN
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EDDY YUEN, AUTHORIZED SIGNATORY
FOR AND ON BEHALF OF TARRANT COMPANY LIMITED


ACKNOWLEDGED AND AGREED BY :


/S/ EDDY YUEN
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EDDY YUEN, AUTHORIZED SIGNATORY
FOR AND ON BEHALF OF MARBLE LIMITED


ACKNOWLEDGED AND AGREED BY :


/S/ EDDY YUEN
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EDDY YUEN, AUTHORIZED SIGNATORY
FOR AND ON BEHALF OF TRADE LINK HOLDINGS LIMITED


ACKNOWLEDGED AND AGREED BY :


/S/ PATRICK CHOW
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PATRICK CHOW, CFO
FOR AND ON BEHALF OF TARRANT APPAREL GROUP



ACKNOWLEDGED AND AGREED BY :


/S/ GERARD GUEZ
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MR GERARD GUEZ